ASSIGNMENT OF AGREEMENT OF SALE


         COMMUNITY ACQUISITION AND DEVELOPMENT CORPORATION, a Delaware corporation ("CADC") hereby assigns all of its right, title and interest in that certain Agreement of Sale ("Agreement") dated May 6, 1999, as amended, by and between FIVE WHITES, L.L.C., an Arizona limited liability company, as Seller, and CADC, as Buyer, with respect to LA CASA BLANCA MOBILE HOME PARK to CAX LA CASA BLANCA, L.L.C., a Delaware limited liability company ("CAX").

CAX by its signature below, hereby acknowledges this Assignment of the Agreement.

         This Agreement may be executed in counterparts and by facsimile, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument.

         Dated this 28th day of June, 1999.

Witnesses:                                     COMMUNITY ACQUISITION AND
                                               DEVELOPMENT CORPORATION, a
                                               Delaware corporation

/s/Merrilyn K. Lovelady
Print Name:  Merrilyn K. Lovelady
                                               By:/s/Joseph W. Gaynor
                                                  Joseph W. Gaynor, President
/s/Thomas P. McLaughlin, Jr.
Print Name: Thomas P. McLaughlin, Jr.




Acknowledged this 25th day of June, 1999.

Witnesses:                                    CAX LA CASA BLANCA, L.L.C., a
                                              Delaware limited liability company



/s/Janet L. Johnson                           By: Commercial Assets, Inc., a
Print Name:  Janet L. Johnson                 Delaware corporation, its sole
                                              member

/s/Marybeth Eichler                           By:/s/Bruce E. Moore
Print Name:  Marybeth Eichler                    Bruce E. Moore
                                                 President